DISCONTINUED OPERATIONS - Schedule of Operations from Discontinued Operations (Details) - USD ($) $ in Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2024	Sep. 30, 2023	Dec. 31, 2023	Dec. 31, 2022
Other expense, net:
Loss on disposal of discontinued operations	$ (1,799)	$ 0
Discontinued Operations, Disposed of by Sale | Rezafungin
Revenues:
Total revenues	29,263	25,795	$ 40,622	$ 40,952
Operating expenses:
Cost of product revenue	9,030	387	1,523	0
Research and development	10,572	25,061	31,769	47,237
Selling, general and administrative	7,460	2,795	4,753	5,319
Total operating expenses	27,062	28,243	38,045	52,556
Income (loss) from operations	2,201	(2,448)
Other expense, net:
Loss on disposal of discontinued operations	(1,799)	0
Total other expense, net	(1,799)	0
Income (loss) from discontinued operations before income tax expense	402	(2,448)	2,577	(11,604)
Income tax expense	0	371	(428)	(258)
Income (loss) from discontinued operations, net of income taxes	$ 402	$ (2,819)	$ 2,149	$ (11,862)